UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 6, 2014

Platform Specialty Products Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5200 Blue Lagoon Drive Suite 855 Miami, FL	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 575-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08	Shareholder Director Nominations.

The information set forth under Item 8.01 is incorporated into this Item 5.08 by reference.

Item 8.01	Other Events.

2014 Annual Meeting

On March 6, 2014, the Board of Directors of Platform Specialty Products Corporation (“Platform”) determined that the first annual meeting of Platform’s stockholders (the “2014 Annual Meeting”) will be held on Thursday, June 12, 2014 at a time and location to be determined and specified in Platform’s proxy statement related to the 2014 Annual Meeting. Platform’s stockholders of record at the close of business on Monday, April 21, 2014 will be entitled to notice of the 2014 Annual Meeting and to vote upon matters to be considered at the meeting.

Stockholder Director Nominations

Because Platform did not hold an annual meeting of stockholders in 2013, Platform has set a deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  In order for a stockholder to submit any such proposal for inclusion in Platform’s proxy statement for the 2014 Annual Meeting, the proposal must be received by Platform’s Corporate Secretary at the address set forth below no later than Tuesday, April 1, 2014, which Platform considers to be a reasonable time before it begins to print and send its proxy materials for the 2014 Annual Meeting.  Any such proposal(s) must comply with all applicable requirements under the rules of the Securities and Exchange Commission relating to stockholders’ proposals.

In addition, in accordance with the requirements contained in Section 1.13 of Platform's by-laws, in order for a stockholder to submit nominations for election to the Board and/or propose any other business at the 2014 Annual Meeting (other than proposals submitted for inclusion in Platform's proxy statement for the 2014 Annual Meeting pursuant to Rule 14a-8 as described above), a stockholder must provide written notice that is received by Platform’s Corporate Secretary at the address set forth below no later than Monday, March 17, 2014, which is the tenth day following the date of this Report. Any such notice is required to contain specified information and the stockholder must comply with other requirements as set forth in Platform's by-laws. A copy of Platform’s by-laws was filed as Exhibit 3.2 to Platform’s Post-effective Amendment No.1 to Registration Statement on Form S-4, which was filed with the Securities and Exchange Commission on January 24, 2014.

The address of Platform’s Corporate Secretary is Platform Specialty Products Corporation, 245 Freight Street, Waterbury, Connecticut 06702; Attn: Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

March 7, 2014	By:	/s/ Frank J. Monteiro
Name: Frank J. Monteiro
Title: Senior Vice President and Chief Financial Officer